Exhibit 99.2

First Quarter 2017 Financial Results May 3, 2017 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Corporate Finance

3 Key Points * See Appendix for reconciliation of non-GAAP measures. Q1 2017 Results Exceeded Guidance Driven by higher margins in Latex Binders and Feedstocks Record sales volume in Synthetic Rubber Strong Performance Plastics volume Performance Materials on Track to Meet or Exceed Growth Target Latex Binders improvement ahead of schedule Synthetic Rubber SSBR expansion, pilot plant, and new products Performance Plastics ABS capacity in China, organic growth, and new applications Updating 2017 Guidance Net Income of $337MM to $353MM Adj EBITDA* of $600MM to $620MM

Q1 2017 Financial Results & Highlights

TRINSEO

Net Income:	Adj EBITDA*:	EPS / Adj EPS*:
$117MM	**$182MM**	**$2.59 / $2.42**

Performance Materials
Net Sales: **$637MM**
Adj EBITDA: **$110MM**

Latex Binders	Synthetic Rubber	Performance Plastics
Net Sales: **$289MM**	Net Sales: **$163MM**	Net Sales: **$185MM**
Adj EBITDA: **$37MM**	Adj EBITDA: **$46MM**	Adj EBITDA: **$27MM**

Basic Plastics & Feedstocks
Net Sales: **$468MM**
Adj EBITDA: **$99MM**

Basic Plastics	Feedstocks	Americas Styrenics
Net Sales: **$381MM**	Net Sales**: **$87MM**	
Adj EBITDA: **$39MM**	Adj EBITDA: **$42MM**	Adj EBITDA: **$18MM**

- **Record profitability in Performance Materials**
- **Overall strong fundamental performance and business conditions**
- **Latex Binders improvement**
- **Synthetic Rubber record sales volume**
- **Performance Plastics highest sales volume since 2012**

- **Very strong styrene margins through the quarter**
- **Polystyrene destocking due to high styrene prices**
- **Americas Styrenics impacted by extended outage**
- **Completed sale of 50% JV stake in Sumika Styron Polycarbonate Limited**

Note: Division and Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($27) million. Totals may not sum due to rounding.
* Includes $24 million pre-tax favorable net timing impact; see Appendix for reconciliation of non-GAAP measures.
** Net Sales represents sales to external customers only; however, the majority of the Feedstocks segment Adj EBITDA* is driven by margin on internal transfers

4

Cash from operations of negative $26 million and Free Cash Flow* of negative $62 million inclusive of a $175 million rise in working capital due to increasing raw material prices $27 million cash returned to shareholders via share repurchases Trinseo Q1 2017 Financial Results 5 * See Appendix for reconciliation of non-GAAP measures. $182 $143 Q1'17 Q1'16 Adjusted EBITDA* ($MM) $2.59 $2.42 $1.56 $1.62 EPS Adj EPS* EPS ($) Q1'17 Q1'16 $1,104 $117 $894 $77 Net Sales Net Income Net Sales & Net Income ($MM) Q1'17 Q1'16

Sales volume increased revenue by 4% excluding the impact of the Latin America divestiture Higher Adj EBITDA driven by strengthening business fundamentals and cost management Latex Binders 6 $289 $209 Q1'17 Q1'16 Net Sales ($ MM) $37 $19 Q1'17 Q1'16 Adjusted EBITDA ($MM) 301 299 Q1'17 Q1'16 Volume (MM Lbs)

Net sales increase driven by record sales volume and the pass through of higher raw material costs Adj EBITDA increase driven by record sales volume and favorable net timing Synthetic Rubber 7 $163 $102 Q1'17 Q1'16 Net Sales ($ MM) $46 $23 Q1'17 Q1'16 Adjusted EBITDA ($MM) 179 146 Q1'17 Q1'16 Volume (MM Lbs)

Net sales increase driven by very strong volumes across all markets – highest since 2012 despite Latin America divestiture Adj EBITDA decline driven by unfavorable price lag Performance Plastics 8 $185 $169 Q1'17 Q1'16 Net Sales ($ MM) $27 $35 Q1'17 Q1'16 Adjusted EBITDA ($MM) 155 143 Q1'17 Q1'16 Volume (MM Lbs)

Net sales increase driven by the pass through of higher raw material costs, partially offset by lower polystyrene sales volume from increasing prices Q1 polystyrene volume and margin negatively impacted by rising price environment Basic Plastics 9 $381 $343 Q1'17 Q1'16 Net Sales ($ MM) $39 $38 Q1'17 Q1'16 Adjusted EBITDA ($MM) 500 570 Q1'17 Q1'16 Volume (MM Lbs)

Adjusted EBITDA increase driven by higher styrene margins as well as favorable raw material timing Results exceeded guidance due to spot benzene decline in March Feedstocks & Americas Styrenics 10 FEEDSTOCKS $15 million impact from outage Styrene back to full production in early April AMERICAS STYRENICS $42 $21 Q1'17 Q1'16 Adjusted EBITDA ($MM) $18 $33 Q1'17 Q1'16 Adjusted EBITDA ($MM)

Western Europe and Asia Styrene Margin Trends 11 Western Europe Margin (1) Asia Margin (2) Q1 to Q2 ~($110)/MT Q1 to Q2 ~($110)/MT Trinseo’s Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. Annually, we produce nearly 700 kilotons of styrene in Western Europe and purchase approximately 300 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment’s annual Adjusted EBITDA by approximately $35 million in Europe and approximately $15 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, discounts of styrene, benzene, and ethylene, as well as raw material timing. SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene). Styrene Ethylene Benzene SM Margin over Raw Materials Styrene Ethylene Benzene SM Margin over Raw Materials $217 $171 $208 $213 $188 $170 $190 $300 $225 $228 $270 $240 $152 $124 $140 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Styrene Margin - USD/MT Prices – USD/MT $425 $426 $493 $320 $287 $294 $254 $276 $393 $323 $501 $678 $482 $225 $454 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Styrene Margin - USD/MT Prices – USD/MT

Styrene Supply / Demand Outlook 12 Global capacity of about 33,000 kT 2016 to 2020 average annual supply growth of 1.6% Over 85% of new capacity over next 3 years is non-integrated in China Estimated annual styrene demand growth is estimated at 2.0% SOURCE: Trinseo Supply / Demand Projections Support Continued Healthy Operating Rates Through 2020 + 825 + 310 + 330 + 640 2017 2018 2019 2020 Projected Styrene Capacity Additions ( kT ) Integrated Non-Integrated 0% 100% 2016 2017 2018 2019 2020 Operating Rate Supply / Demand ( kT ) Global Styrene Supply / Demand Outlook Supply Demand Operating Rate

Polystyrene restocking Q2 2017 Guidance 13 Performance Materials Synthetic Rubber Latex Binders Performance Plastics Continued strong performance in the business driven by tighter market conditions and cost actions Lower spot sales in Q2, seasonality, maintenance Continued strong demand from automotive markets Corporate Net Income $78MM - $86MM; Adj EBITDA* $145MM - $155MM No net timing impact expected Adj EBITDA* ($MM) ~$30 * See Appendix for reconciliation of non-GAAP measures ~$30 Basic Plastics & Feedstocks Feedstocks Basic Plastics Americas Styrenics Strong April styrene margins due to planned turnaround season with lower margins expected in May and June ~$35 ~$18 Stronger performance as styrene assets return to full operation No impact from Q1 turnaround ~$35 ~($24) ~$25

Full Year 2017 Guidance 14 Performance Materials Synthetic Rubber Latex Binders Performance Plastics Higher YoY performance due to better market conditions as well as cost actions $25 to $30 million per quarter run rate 2nd half of year $10 to $15 million of SSBR expansion related costs in second half 2017 Continued area of focus for growth Corporate Adj EBITDA* ($MM) ~$130 * See Appendix for reconciliation of non-GAAP measures ~$120 Basic Plastics & Feedstocks Feedstocks Basic Plastics Americas Styrenics Continued steady performance YoY decline driven by China expansion, previous year Sumika income Slightly above prior year ~$85 Continued strong performance in both styrene and polystyrene ~$125 ~($95) ~$110 Net Income $337MM - $353MM; Adj EBITDA* $600MM - $620MM $24MM of favorable timing (Q1 amount, assumes zero balance of year) Performance Materials ~$360 million; BP&F ~$345 million ~$135

Appendix

US GAAP to Non-GAAP Reconciliation TRINSEO. Profitability Guidance (In millions, except per share data) Three Months Ended June 30, 2017 Year Ended December 31, 2017 Adjusted EBITDA Interest expense, net Provision for income taxes Depreciation and amortization 145 — 155 (19) (23) — (25) (25) $ 600 — 620 (74) (97) — (101) (100) Reconciling items to Adjusted EBITDA Net Income 78 — 86 337 — 353 Reconciling items to Adjusted Net Income (8) Adjusted Net Income 78 — 86 329 — 345 Weighted average shares- diluted 45.3 45.3 Adjusted EPS 1.71 — 1.89 $ 7.26 — 7.61 Free Cash Flow Three Months Ended March 31, March 31, (in millions) 2017 2016 Cash provided by (used in) operating activities (25.7) $ 84.9 Capital expenditures Free Cash Flow (36.0) (26.4) (61.7) $ 58.5 NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 — Press Release, May 2, 2017. Totals may not sum due to rounding.

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	**Q1'15**	**Q2'15**	**Q3'15**	**Q4'15**	**Q1'16**	**Q2'16**	**Q3'16**	**Q4'16**	**Q1'17**	**2014**	**2015**	**2016**
Net Income (Loss)	**37.7**	**0.8**	**52.1**	**43.1**	**76.7**	**95.8**	**67.3**	**78.5**	**117.3**	**(67.3)**	**133.6**	**318.3**
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	124.9	93.2	75.0
Provision for (benefit from) income taxes	17.9	7.5	21.2	23.6	21.9	28.6	16.0	20.5	29.3	19.7	70.2	87.0
Depreciation and amortization	22.5	21.7	23.0	29.5	23.2	24.9	23.8	24.7	24.7	103.7	96.8	96.4
EBITDA	107.0	55.6	115.8	115.5	140.7	168.1	125.9	142.1	189.5	181.0	393.8	576.7
Loss on extinguishment of long-term debt	-	95.2	-	-	-	-	-	-	-	7.4	95.2	-
Other items	1.3	0.6	0.3	-	1.8	0.3	0.3	(6.8)	-	38.4	2.2	(4.4)
Restructuring and other charges	0.5	(0.1)	0.1	0.2	0.7	1.1	16.8	4.9	2.1	10.0	0.8	23.5
Net (gains) / losses on dispositions of businesses and assets	-	-	-	-	-	12.9	0.3	1.8	(9.9)	(0.6)	-	15.1
Fees paid pursuant to advisory agreement	-	-	-	-	-	-	-	-	-	25.4	-	-
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	261.6	492.0	610.9
Adjusted EBITDA to Adjusted Net Income												
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	261.6	492.0	610.9
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	124.9	93.2	75.0
Provision for (benefit from) income taxes - Adjusted	18.3	25.5	22.3	18.7	22.4	28.8	21.4	22.0	29.5	29.4	84.9	94.6
Depreciation and amortization - Adjusted	22.3	21.6	22.1	23.4	22.6	24.9	23.3	24.7	24.2	99.6	89.3	95.4
Adjusted Net Income	39.3	78.6	52.3	54.3	79.3	109.9	79.8	76.9	109.8	7.7	224.6	345.9
Wtd Avg Shares - Diluted (000)	*48,851*	*48,907*	*48,989*	*49,067*	*49,086*	*47,857*	*46,961*	*45,754*	*45,313*	*43,476*	*48,970*	*47,478*
Adjusted EPS - Diluted ($)	*0.80*	*1.61*	*1.07*	*1.11*	*1.62*	*2.30*	*1.70*	*1.68*	*2.42*	*0.18*	*4.59*	*7.28*
Adjustments by Statement of Operations Caption												
Loss on extinguishment of long-term debt	-	95.2	-	-	-	-	-	-	-	7.4	95.2	-
Selling, general and administrative expenses	*1.8*	*0.5*	*0.4*	*0.2*	*2.5*	*1.4*	*17.1*	*4.9*	*2.1*	*41.3*	*3.0*	*25.9*
Other expense (income), net	-	-	-	-	-	*12.9*	*0.3*	*(5.0)*	*(9.9)*	*31.9*	-	*8.3*
Total EBITDA Adjustments	*1.8*	*95.7*	*0.4*	*0.2*	*2.5*	*14.3*	*17.4*	*(0.1)*	*(7.8)*	*80.6*	*98.2*	*34.2*
Free Cash Flow Reconciliation												
Cash provided by operating activities					84.9	94.8	145.0	79.0	(25.7)	117.2	353.2	403.7
Capital expenditures					(26.4)	(26.7)	(29.5)	(41.2)	(36.0)	(98.6)	(109.3)	(123.9)
Free Cash Flow					58.4	68.1	115.5	37.8	(61.7)	18.6	243.9	279.8

NOTE: Totals may not sum due to rounding.

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Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	2014	2015	2016	Q1'17 LTM
Latex Binders	305	312	307	308	299	310	318	309	301	1,193	1,233	1,236	1,238
Synthetic Rubber	162	153	152	134	146	148	150	159	179	568	601	604	636
Performance Plastics	150	150	144	146	143	154	145	137	155	581	590	579	591
Performance Materials	617	616	603	588	588	613	613	604	634	2,342	2,423	2,419	2,465
Basic Plastics	585	557	493	525	570	539	504	506	500	2,174	2,160	2,118	2,049
Feedstocks	209	151	231	165	194	195	207	163	168	693	755	759	733
Basic Plastics & Feedstocks	793	708	724	690	764	734	711	669	668	2,867	2,915	2,877	2,782
Trade Volume (MMLbs)	**1,411**	**1,323**	**1,327**	**1,277**	**1,352**	**1,347**	**1,324**	**1,273**	**1,302**	**5,210**	**5,339**	**5,296**	**5,246**
Latex Binders	238	248	255	226	209	232	243	241	289	1,261	966	925	1,005
Synthetic Rubber	129	115	126	104	102	111	113	124	163	634	475	451	512
Performance Plastics	197	185	180	181	169	184	175	166	185	821	743	693	709
Performance Materials	565	548	561	510	480	528	531	531	637	2,716	2,184	2,069	2,226
Basic Plastics	375	411	364	327	343	363	324	323	381	1,978	1,478	1,353	1,391
Feedstocks	78	69	103	60	71	79	81	64	87	434	310	294	310
Basic Plastics & Feedstocks	454	480	467	387	414	442	405	387	468	2,412	1,788	1,647	1,701
Net Sales	**1,018**	**1,029**	**1,028**	**897**	**894**	**970**	**935**	**917**	**1,104**	**5,128**	**3,972**	**3,717**	**3,927**
Latex Binders	21	15	24	18	19	21	30	24	37	97	79	94	112
Synthetic Rubber	26	18	27	21	23	30	28	29	46	137	93	111	134
Performance Plastics	30	28	20	30	35	38	30	32	27	85	108	136	128
Performance Materials	77	61	72	69	77	90	88	86	110	320	280	341	374
Basic Plastics	14	39	25	37	38	43	34	33	39	(15)	116	148	149
Feedstocks	5	35	7	3	21	33	13	14	42	(21)	51	80	101
Americas Styrenics	35	41	32	27	33	38	34	31	18	50	135	136	121
Basic Plastics & Feedstocks	55	115	65	67	92	113	81	78	99	15	302	364	372
Corporate	(23)	(25)	(21)	(20)	(25)	(21)	(26)	(22)	(27)	(73)	(90)	(95)	(97)
Adjusted EBITDA	**109**	**151**	**116**	**116**	**143**	**182**	**143**	**142**	**182**	**262**	**492**	**611**	**649**
Adj EBITDA Variance Analysis													
Net Timing* Impacts - Fav/(Unfav)													
Performance Materials	6	(6)	0	5	(2)	(5)	4	9	2	(0)	5	6	9
Basic Plastics & Feedstocks	(20)	22	(22)	(7)	(4)	6	3	5	22	(47)	(27)	9	36
Trinseo	(14)	16	(22)	(2)	(6)	1	6	14	24	(48)	(23)	15	45

*Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

NOTE: Totals may not sum due to rounding.

18